Exhibit 99.01
Cadence Reports Third Quarter 2014 Financial Results
SAN JOSE, Calif. — October 20, 2014 — Cadence Design Systems, Inc. (NASDAQ: CDNS) today announced results for the third quarter of fiscal year 2014.
Cadence reported third quarter 2014 revenue of $400 million, compared to revenue of $367 million reported for the same period in 2013. On a GAAP basis, Cadence recognized net income of $38 million, or $0.12 per share on a diluted basis, in the third quarter of 2014, compared to net income of $39 million, or $0.13 per share on a diluted basis, for the same period in 2013.
Using the non-GAAP measure defined below, net income in the third quarter of 2014 was $80 million, or $0.26 per share on a diluted basis, as compared to net income of $63 million, or $0.21 per share on a diluted basis, for the same period in 2013.

“Cadence continued to drive growth in the third quarter, with wins in core EDA and our expanding systems business,” said Lip-Bu Tan, president and chief executive officer. “We won significant new business in digital and signoff at the most advanced nodes, our Incisive® simulation business is at the highest level in years, and IP had a record quarter. We continue to invest in innovation, and announced two new products in the third quarter.”

“Cadence delivered strong results in Q3 with revenue and other key operating metrics exceeding targets,” added Geoff Ribar, senior vice president and chief financial officer. “Our consistent performance has enabled us to issue $350 million in investment-grade bonds - a significant milestone for any company our size - that will strengthen our capital structure and fund our continued investment in innovation.”
Business Outlook
For the fourth quarter of 2014, the company expects total revenue in the range of $417 million to $427 million. Fourth quarter GAAP net income per diluted share is expected to be in the range of $0.16 to $0.18. Net income per diluted share using the non-GAAP measure defined below is expected to be in the range of $0.26 to $0.28.
For 2014, the company expects total revenue in the range of $1.575 billion to $1.585 billion. On a GAAP basis, net income per diluted share for 2014 is expected to be in the range of $0.46 to $0.48. Using the non-GAAP measure defined below, net income per diluted share for 2014 is expected to be in the range of $0.92 to $0.94.

A schedule showing a reconciliation of the business outlook from GAAP net income and diluted net income per share to non-GAAP net income and diluted net income per share is also included with this release.
Audio Webcast Scheduled
Lip-Bu Tan, president and chief executive officer, and Geoff Ribar, senior vice president and chief financial officer, will host a third quarter 2014 financial results audio webcast today, October 20, 2014, at 2 p.m. (Pacific) / 5 p.m. (Eastern). Attendees are asked to register at the website at least 10 minutes prior to the scheduled webcast. An archive of the webcast will be available starting October 20, 2014 at 5 p.m. (Pacific) and ending December 19, 2014 at 5 p.m. (Pacific). Webcast access is available at www.cadence.com/company/investor_relations.
About Cadence
Cadence enables global electronic design innovation and plays an essential role in the creation of today’s integrated circuits and electronics. Customers use Cadence® software, hardware, IP, and services to design and verify advanced semiconductors, consumer electronics, networking and telecommunications equipment, and computer systems. The company is headquartered in San Jose, California, with sales offices, design centers, and research facilities around the world to serve the global electronics industry. More information about the company and its products and services is available at www.cadence.com.
Cadence, the Cadence logo, and Incisive are registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

The statements contained above regarding Cadence’s third quarter 2014 financial results, as well as the information in the Business Outlook section and the statements by Lip-Bu Tan and Geoff Ribar, are or include forward-looking statements based on current expectations or beliefs and preliminary assumptions about future events that are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, including, among others: (i) Cadence’s ability to compete successfully in the electronic design automation product and the commercial electronic design and methodology services industries; (ii) the success of Cadence’s efforts to improve operational efficiency and growth; (iii) the mix of products and services sold and the timing of significant orders for Cadence’s products; (iv) change in customer demands, including those resulting from consolidation among Cadence’s customers and the possibility that the restructurings and other efforts to improve operational efficiency of Cadence's customers could result in delays in purchases of Cadence’s products and services; (v) economic and industry conditions in regions in which Cadence does business; (vi) fluctuations in rates of exchange between the U.S. dollar and the currencies of other countries in which Cadence does business; (vii) capital expenditure requirements, legislative or regulatory requirements, interest rates and Cadence’s ability to access capital and debt markets; (viii) the acquisition of other companies or technologies or the failure to successfully integrate and operate these companies or technologies Cadence acquires, including the potential inability to retain customers, key employees or vendors; (ix) the effects of Cadence’s efforts to improve operational efficiency on Cadence's business, including strategic, customer and supplier relationships, and its ability to retain key employees; (x) events that affect the reserves or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes, litigation or other matters; and (xi) the effects of any litigation or other proceedings to which Cadence is or may become a party.
For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the Securities and Exchange Commission. These include Cadence’s most recent reports on Form 10-K and Form 10-Q, including Cadence’s future filings.

GAAP to Non-GAAP Reconciliation

To supplement Cadence’s financial results presented on a generally accepted accounting principles, or GAAP, basis, Cadence management uses non-GAAP measures that it believes are helpful in understanding Cadence’s performance. One such measure is non-GAAP net income, which is a financial measure not calculated under GAAP, and is calculated by taking GAAP net income and excluding, as applicable, amortization and sale of intangible assets and debt discount related to our convertible notes, stock-based compensation expense, acquisition and integration-related costs including changes in fair value of contingent consideration and retention expenses for employees added from our 2013 and 2014 acquisitions, special charges (comprised of costs related to a voluntary retirement program and executive severance costs), investment gains or losses, income or expenses related to Cadence’s non-qualified deferred compensation plan, restructuring and other significant items not directly related to Cadence’s core business operations, and the income tax effect of non-GAAP pre-tax adjustments.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides useful supplemental information to Cadence’s management and investors regarding the performance of the company’s business operations, facilitates comparisons to the company’s historical operating results and enhances investors' ability to review Cadence's business from the same perspective as Cadence's management. Cadence’s management also uses non-GAAP net income internally for forecasting and budgeting. Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with their most directly comparable GAAP financial results. Investors are encouraged to look at the GAAP results as the best measure of financial performance.
The following tables reconcile the specific items excluded from GAAP net income and GAAP net income per diluted share in the calculation of non-GAAP net income and non-GAAP net income per diluted share for the periods shown below:

Net Income Reconciliation	Three Months Ended
	September 27, 2014	September 28, 2013
	(unaudited)
(in thousands)
Net income on a GAAP basis	$37,535	$38,500
Amortization and sale of acquired intangibles	16,387	13,027
Stock-based compensation expense	22,877	18,566
Non-qualified deferred compensation expenses (credits)	(104)	186
Restructuring and other charges	11,027	86
Acquisition and integration-related costs	4,435	8,041
Special charges*	459	745
Amortization of debt discount	4,370	5,693
Other income or expense related to investments and non-qualified deferred compensation plan assets**	1,944	(1,544)
Income tax effect of non-GAAP adjustments	(19,377)	(19,895)
Net income on a non-GAAP basis	$79,553	$63,405

*	Comprised of costs related to a voluntary retirement program and executive severance costs

**
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

Diluted Net Income per Share Reconciliation	Three Months Ended
	September 27, 2014	September 28, 2013
	(unaudited)
(in thousands, except per share data)
Diluted net income per share on a GAAP basis	$0.12	$0.13
Amortization and sale of acquired intangibles	0.05	0.04
Stock-based compensation expense	0.07	0.06
Non-qualified deferred compensation expenses (credits)	—	—
Restructuring and other charges	0.04	—
Acquisition and integration-related costs	0.02	0.03
Special charges*	—	—
Amortization of debt discount	0.01	0.02
Other income or expense related to investments and non-qualified deferred compensation plan assets**	0.01	—
Income tax effect of non-GAAP adjustments	(0.06)	(0.07)
Diluted net income per share on a non-GAAP basis	$0.26	$0.21
Shares used in calculation of diluted net income per share — GAAP***	309,995	296,958
Shares used in calculation of diluted net income per share — non-GAAP***	309,995	296,958

*	Comprised of costs related to a voluntary retirement program and executive severance costs

**
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

***
Shares used in the calculation of GAAP net income per share are expected to be the same as shares used in the calculation of non-GAAP net income per share, except when the company reports a GAAP net loss and non-GAAP net income, or GAAP net income and a non-GAAP net loss.

Cadence expects that its corporate representatives will meet privately during the quarter with investors, the media, investment analysts and others. At these meetings, Cadence may reiterate the business outlook published in this press release. At the same time, Cadence will keep this press release, including the business outlook, publicly available on its website.
Prior to the start of the Quiet Period (described below), the public may continue to rely on the business outlook contained herein as still being Cadence’s current expectations on matters covered unless Cadence publishes a notice stating otherwise.
Beginning December 19, 2014, Cadence will observe a Quiet Period during which the business outlook as provided in this press release and the company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q no longer constitute the company’s current expectations. During the Quiet Period, the business outlook in these documents should be considered to be historical, speaking as of prior to the Quiet Period only and not subject to any update by the company. During the Quiet Period, Cadence’s representatives will not comment on Cadence’s business outlook, financial results or expectations. The Quiet Period will extend until the day when Cadence’s fourth quarter and fiscal year 2014 earnings release is published, which is currently scheduled for February 4, 2015.
For more information, please contact:
Investors and Shareholders
Alan Lindstrom
Cadence Design Systems, Inc.
408-944-7100
investor_relations@cadence.com
Media and Industry Analysts
Anna del Rosario
Cadence Design Systems, Inc.
408-914-6884
newsroom@cadence.com

Cadence Design Systems, Inc.
Condensed Consolidated Balance Sheets
September 27, 2014 and December 28, 2013
(In thousands)
(Unaudited)

	September 27, 2014	December 28, 2013
Current assets:
Cash and cash equivalents	$500,483	$536,260
Short-term investments	94,970	96,788
Receivables, net	107,634	107,624
Inventories	61,096	50,220
2015 notes hedges	452,498	306,817
Prepaid expenses and other	134,929	123,382
Total current assets	1,351,610	1,221,091
Property, plant and equipment, net of accumulated depreciation of $546,129 and $568,494, respectively	231,337	238,715
Goodwill	557,252	456,905
Acquired intangibles, net of accumulated amortization of $137,960 and $139,820, respectively	378,827	311,693
Long-term receivables	4,957	3,672
Other assets	181,958	196,525
Total assets	$2,705,941	$2,428,601
Current liabilities:
Convertible notes	$337,711	$324,826
2015 notes embedded conversion derivative	452,498	306,817
Accounts payable and accrued liabilities	205,647	216,594
Current portion of deferred revenue	300,188	299,973
Total current liabilities	1,296,044	1,148,210
Long-term liabilities:
Long-term portion of deferred revenue	42,873	52,850
Other long-term liabilities	82,297	71,436
Total long-term liabilities	125,170	124,286
Stockholders’ equity	1,284,727	1,156,105
Total liabilities and stockholders’ equity	$2,705,941	$2,428,601

Cadence Design Systems, Inc.
Condensed Consolidated Income Statements
For the Three and Nine Months Ended September 27, 2014 and September 28, 2013
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2014	September 28, 2013	September 27, 2014	September 28, 2013
Revenue:
Product and maintenance	$374,110	$341,601	$1,085,928	$1,007,855
Services	26,386	25,046	71,906	75,539
Total revenue	400,496	366,647	1,157,834	1,083,394
Costs and expenses:
Cost of product and maintenance	36,954	32,546	116,858	90,488
Cost of services	17,125	17,190	48,733	50,682
Marketing and sales	100,387	98,094	297,321	283,773
Research and development	148,744	138,078	447,882	398,557
General and administrative	25,894	27,582	86,680	91,833
Amortization of acquired intangibles	6,316	5,141	17,105	14,259
Restructuring and other charges	11,027	86	11,397	2,594
Total costs and expenses	346,447	318,717	1,025,976	932,186
Income from operations	54,049	47,930	131,858	151,208
Interest expense	(7,523)	(9,583)	(22,160)	(28,373)
Other income (expense), net	(417)	2,535	4,600	6,728
Income before provision for income taxes	46,109	40,882	114,298	129,563
Provision for income taxes	8,574	2,382	20,430	3,025
Net income	$37,535	$38,500	$93,868	$126,538
Net income per share - basic	$0.13	$0.14	$0.33	$0.46
Net income per share - diluted	$0.12	$0.13	$0.31	$0.43
Weighted average common shares outstanding - basic	284,462	278,977	283,141	277,034
Weighted average common shares outstanding - diluted	309,995	296,958	305,595	294,531

Cadence Design Systems, Inc.
Condensed Consolidated Statements of Cash Flows
For the Nine Months Ended September 27, 2014 and September 28, 2013
(In thousands)
(Unaudited)

	Nine Months Ended
	September 27, 2014	September 28, 2013
Cash and cash equivalents at beginning of period	$536,260	$726,357
Cash flows from operating activities:
Net income	93,868	126,538
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	84,296	72,681
Amortization of debt discount and fees	14,863	19,102
Stock-based compensation	60,818	47,487
Gain on investments, net	(3,202)	(4,035)
Deferred income taxes	18,963	(6,425)
Other non-cash items	6,221	2,183
Changes in operating assets and liabilities, net of effect of acquired businesses:
Receivables	(1,858)	2,192
Inventories	(15,796)	(10,005)
Prepaid expenses and other	(8)	26,927
Other assets	(38,241)	(46,651)
Accounts payable and accrued liabilities	(15,623)	18,277
Deferred revenue	(27,231)	(5,474)
Other long-term liabilities	7,585	5,644
Net cash provided by operating activities	184,655	248,441
Cash flows from investing activities:
Purchases of available-for-sale securities	(98,392)	(84,000)
Proceeds from the sale of available-for-sale securities	69,912	59,014
Proceeds from the maturity of available-for-sale securities	32,402	30,506
Proceeds from the sale of long-term investments	—	6,200
Purchases of property, plant and equipment	(27,958)	(35,950)
Cash paid in business combinations and asset acquisitions, net of cash acquired	(167,248)	(392,825)
Net cash used for investing activities	(191,284)	(417,055)
Cash flows from financing activities:
Proceeds from revolving credit facility	100,000	100,000
Payment on revolving credit facility	(100,000)	(50,000)
Payment of convertible notes	(1)	(78)
Payment of convertible notes embedded conversion derivative liability	(1)	—
Proceeds from convertible notes hedges	1	—
Principal payments on receivable financing	—	(2,526)
Payment of debt issuance costs	(322)	—
Payment of acquisition-related contingent consideration	(1,835)	(677)
Tax effect related to employee stock transactions allocated to equity	5,786	9,494
Proceeds from issuance of common stock	54,717	40,691
Stock received for payment of employee taxes on vesting of restricted stock	(23,648)	(19,461)
Payments for repurchases of common stock	(62,575)	—
Net cash provided by (used for) financing activities	(27,878)	77,443
Effect of exchange rate changes on cash and cash equivalents	(1,270)	(14,783)
Decrease in cash and cash equivalents	(35,777)	(105,954)
Cash and cash equivalents at end of period	$500,483	$620,403

Cadence Design Systems, Inc.
As of October 20, 2014
Impact of Non-GAAP Adjustments on Forward Looking Diluted Net Income Per Share
(Unaudited)

	Three Months Ending January 3, 2015	Year Ending January 3, 2015
	Forecast	Forecast
Diluted net income per share on a GAAP basis	$0.16 to $0.18	$0.46 to $0.48
Amortization of acquired intangibles	0.05	0.19
Stock-based compensation expense	0.08	0.28
Non-qualified deferred compensation expenses	—	0.01
Restructuring and other charges	—	0.04
Acquisition and integration-related costs	0.01	0.08
Special charges*	—	0.04
Amortization of debt discount	0.02	0.06
Other income or expense related to investments and non-qualified deferred compensation plan assets**	—	(0.01)
Income tax effect of non-GAAP adjustments	(0.06)	(0.23)
Diluted net income per share on a non-GAAP basis	$0.26 to $0.28	$0.92 to $0.94

*	Comprised of costs related to a voluntary retirement program

**
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

Cadence Design Systems, Inc.
As of October 20, 2014
Impact of Non-GAAP Adjustments on Forward Looking Net Income
(Unaudited)

	Three Months Ending January 3, 2015	Year Ending January 3, 2015
($ in millions)	Forecast	Forecast
Net income on a GAAP basis	$48 to $55	$142 to $149
Amortization of acquired intangibles	16	60
Stock-based compensation expense	24	85
Non-qualified deferred compensation expenses	—	3
Restructuring and other charges	—	11
Acquisition and integration-related costs	4	24
Special charges*	—	11
Amortization of debt discount	5	18
Other income or expense related to investments and non-qualified deferred compensation plan assets**	—	(3)
Income tax effect of non-GAAP adjustments	(18)	(69)
Net income on a non-GAAP basis	$79 to $86	$282 to $289

*	Comprised of costs related to a voluntary retirement program

**
Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on sale of investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

Cadence Design Systems, Inc.
(Unaudited)
Revenue Mix by Geography (% of Total Revenue)

	2013					2014
GEOGRAPHY	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3
Americas	44%	45%	48%	47%	46%	45%	44%	46%
Asia	19%	21%	20%	19%	20%	23%	23%	22%
Europe, Middle East and Africa	22%	21%	20%	20%	21%	20%	22%	21%
Japan	15%	13%	12%	14%	13%	12%	11%	11%
Total	100%	100%	100%	100%	100%	100%	100%	100%

Revenue Mix by Product Group (% of Total Revenue)

	2013					2014
PRODUCT GROUP	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3
Functional Verification, including Emulation Hardware	22%	22%	24%	25%	23%	23%	21%	23%
Digital IC Design and Signoff	33%	31%	29%	29%	30%	30%	30%	29%
Custom IC Design	28%	28%	28%	26%	27%	27%	28%	27%
System Interconnect and Analysis	10%	11%	10%	10%	11%	10%	11%	10%
IP	7%	8%	9%	10%	9%	10%	10%	11%
Total	100%	100%	100%	100%	100%	100%	100%	100%

Cadence Design Systems, Inc.
Supplemental Reconciliation of Certain GAAP to Non-GAAP Measures
For the Three Months Ended September 27, 2014
(In thousands)
(Unaudited)

	Three Months Ended
	September 27, 2014
	GAAP	Adjustments		Non-GAAP
Revenue:
Product and maintenance	$374,110	$—		$374,110
Services	26,386	—		26,386
Total revenue	400,496	—		400,496
Costs and expenses:
Cost of product and maintenance	36,954	(10,703)	(A)	26,251
Cost of services	17,125	(924)	(A)	16,201
Marketing and sales	100,387	(6,799)	(A)	93,588
Research and development	148,744	(15,418)	(A)	133,326
General and administrative	25,894	(3,894)	(A)	22,000
Amortization of acquired intangibles	6,316	(6,316)	(A)	—
Restructuring and other charges	11,027	(11,027)		—
Total costs and expenses	346,447	(55,081)		291,366
Income from operations	54,049	55,081		109,130
Interest expense	(7,523)	4,370	(B)	(3,153)
Other income (expense), net	(417)	1,944	(C)	1,527
Income before provision for income taxes	46,109	61,395		107,504
Provision for income taxes	8,574	19,377	(D)	27,951
Net income	$37,535	$42,018		$79,553
Notes:
(A) For the three months ended September 27, 2014 adjustments to GAAP are as follows for the line items specified:

	Amortization of acquired intangibles	Stock-based compensation expense	Non-qualified deferred compensation credits	Acquisition and integration-related costs	Special charges (E)	Total adjustments
Cost of product and maintenance	$10,071	$633	$(1)	$—	$—	$10,703
Cost of services	—	926	(2)	—	—	924
Marketing and sales	—	5,930	(1)	870	—	6,799
Research and development	—	11,580	(95)	3,933	—	15,418
General and administrative	—	3,808	(5)	(368)	459	3,894
Amortization of acquired intangibles	6,316	—	—	—	—	6,316
Total	$16,387	$22,877	$(104)	$4,435	$459	$44,054
(B) Amortization of debt discount related to convertible notes
(C) Other income or expense related to investments and non-qualified deferred compensation plan assets
(D) Income tax effect of non-GAAP adjustments
(E) Comprised of costs related to a voluntary retirement program

Cadence Design Systems, Inc.
Supplemental Reconciliation of Certain GAAP to Non-GAAP Measures
For the Three Months Ended September 28, 2013
(In thousands)
(Unaudited)

	Three Months Ended
	September 28, 2013
	GAAP	Adjustments		Non-GAAP
Revenue:
Product and maintenance	$341,601	$—		$341,601
Services	25,046	—		25,046
Total revenue	366,647	—		366,647
Costs and expenses:
Cost of product and maintenance	32,546	(8,339)	(F)	24,207
Cost of services	17,190	(662)	(F)	16,528
Marketing and sales	98,094	(5,655)	(F)	92,439
Research and development	138,078	(16,713)	(F)	121,365
General and administrative	27,582	(4,055)	(F)	23,527
Amortization of acquired intangibles	5,141	(5,141)	(F)	—
Restructuring and other charges	86	(86)		—
Total costs and expenses	318,717	(40,651)		278,066
Income from operations	47,930	40,651		88,581
Interest expense	(9,583)	5,693	(G)	(3,890)
Other income, net	2,535	(1,544)	(H)	991
Income before provision for income taxes	40,882	44,800		85,682
Provision for income taxes	2,382	19,895	(I)	22,277
Net income	$38,500	$24,905		$63,405
(F) For the three months ended September 28, 2013 adjustments to GAAP are as follows for the line items specified:

	Amortization and sale of acquired intangibles	Stock-based compensation expense	Non-qualified deferred compensation expenses	Acquisition and integration-related costs	Special charges (J)	Total adjustments
Cost of product and maintenance	$7,886	$438	$15	$—	$—	$8,339
Cost of services	—	641	21	—	—	662
Marketing and sales	—	4,594	3	578	480	5,655
Research and development	—	9,356	60	7,297	—	16,713
General and administrative	—	3,537	87	166	265	4,055
Amortization of acquired intangibles	5,141	—	—	—	—	5,141
Total	$13,027	$18,566	$186	$8,041	$745	$40,565
(G) Amortization of debt discount related to convertible notes
(H) Other income or expense related to investments and non-qualified deferred compensation plan assets
(I) Income tax effect of non-GAAP adjustments
(J) Comprised of cost related to executive severance costs